Exhibit 99.2

Vacasa Responds to Revised Unsolicited Proposal from Davidson Kempner Capital Management

Vacasa Special Committee Determines Latest Proposal Does Not Constitute a Superior Proposal

Board Reaffirms Recommendation with Respect to Proposed Transaction with Casago

PORTLAND, Ore., April 18, 2025 – Vacasa, Inc. (Nasdaq: VCSA) (“Vacasa” or the “Company”), a leading vacation rental management platform in North America, today announced that the Special Committee (the “Special Committee”) of its Board of Directors (the “Board”) has unanimously determined that the revised unsolicited acquisition proposal (the “Proposal”) from Davidson Kempner Capital Management LP (“Davidson Kempner”) does not constitute, and is not reasonably likely to result in, a “Superior Proposal” pursuant to the terms of the definitive merger agreement between Casago and Vacasa (as amended, the “Merger Agreement”).

In making its determination, the Special Committee considered a number of factors, including:

•
that the Proposal remains conditioned upon requiring an amendment to the Company’s Tax Receivable Agreement (“TRA”), for which Davidson Kempner has been unable to obtain the requisite approvals from TRA beneficiaries, or to provide any clear path towards obtaining such approvals;

•
Davidson Kempner’s continued rejection of many of the Company’s material requests regarding closing conditions and terms to improve transaction certainty (including detailed written feedback and reiterations of the Special Committee’s requests provided as recently as April 12, 2025); and

•	concerns regarding Davidson Kempner’s position as a creditor of the Company, providing asymmetric downside risk to public stockholders in the event a transaction with Davidson Kempner failed to close.

Ultimately, in light of the above, the Special Committee determined that the Proposal was not reasonably likely to be consummated in accordance with its terms, so long as the Proposal remained conditioned upon receipt of an amendment to the TRA and subject to materially greater risks regarding closing certainty than the Casago transaction. The Special Committee takes its fiduciary duties to act in the best interests of public stockholders extremely seriously and strongly disagrees with the various assertions made by Davidson Kempner in its most recent proposal letters. Notwithstanding Davidson Kempner’s proposed purchase price of $5.83 per share, the Special Committee cannot support a transaction that is not actionable and has significantly less certainty of closing than the transaction with Casago, especially in light of recent market volatility and uncertainty.

On March 17, 2025, Vacasa entered into an amendment to the Merger Agreement pursuant to which Casago will acquire all outstanding shares of the Company held by public shareholders at a price of $5.30 per share. Under the amendment, Casago also agreed to remove both purchase price adjustment provisions, which could have resulted in a reduction of the merger consideration due to shortfalls in the Company’s liquidity or units under management compared to specified thresholds. The Special Committee and the Board each reaffirm their support for the Merger Agreement with Casago, as so amended, and the Board reaffirms its recommendation that Vacasa shareholders vote in favor of the transaction with Casago.

On March 28, 2025, the Company filed a definitive proxy statement for the Special Meeting of Vacasa’s shareholders (the “Special Meeting”) with the United States Securities and Exchange Commission (“SEC”) to obtain shareholder approval of the Casago transaction. Vacasa recommends its shareholders vote “FOR” the merger proposal with Casago at the Special Meeting scheduled for April 29, 2025.

PJT Partners LP is serving as financial advisor and Vinson & Elkins LLP is acting as legal advisor to the Special Committee. Latham & Watkins LLP is acting as legal advisor to Vacasa.

About Vacasa

Vacasa is a leading vacation rental management platform in North America, transforming the vacation rental experience by integrating purpose-built technology with expert local and national teams. Homeowners enjoy earning significant incremental income on one of their most valuable assets, delivered by the company’s unmatched technology that is designed to adjust rates in real time to maximize revenue. Guests can relax comfortably in thousands of Vacasa homes in hundreds of destinations across the United States, and in Belize, Canada, Costa Rica, and Mexico, knowing that 24/7 support is just a phone call away. In addition to enabling guests to search, discover and book its properties on Vacasa.com and the Vacasa Guest App, Vacasa provides valuable, professionally managed inventory to top channel partners, including Airbnb, Booking.com and Vrbo.

Cautionary Note Regarding Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith contains forward-looking statements. All statements other than statements of historical facts are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements and speak only as of the date they are made. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” “target, ” “forecast,” “outlook,” or the negative of these terms or other similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements include, among others, statements regarding forecasts and projections; estimated costs, expenditures, cash flows, growth rates and financial results; plans and objectives for future operations, growth or initiatives; strategies or the expected outcome or impact of pending or threatened litigation; and expected timetable for completing the proposed transaction. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to the Company. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: (i) the failure to obtain the required votes of the Company’s stockholders; (ii) the timing to consummate the proposed transaction; (iii) the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; (iv) risks related to the ability of the Company to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the diversion of management time on transaction-related issues; (vi) results of litigation, settlements and investigations in connection with the proposed transaction; (vii) actions by third parties, including governmental agencies; (viii) global economic conditions; (ix) potential business uncertainty, including changes to existing business and customer relationships during the pendency of the proposed transaction that could affect financial performance; (x) adverse industry conditions; (xi) adverse credit and equity market conditions; (xii) the loss of, or reduction in business with, key customers; legal proceedings; (xiii) the ability to effectively identify and enter new markets; (xiv) governmental regulation; (xv) the ability to retain management and other personnel; and (xvi) other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s website at investors.vacasa.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Additional Information and Where to Find It

The proposed transaction between the Company and Vacasa Holdings LLC and Casago Holdings, LLC (the “proposed transaction”) is expected to be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company filed a definitive proxy statement on Schedule 14A with the SEC on March 28, 2025 (the “Proxy Statement”). Following the filing of the Proxy Statement, the Company mailed the Proxy Statement to the stockholders of the Company.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders may obtain a free copy of the Proxy Statement and other documents filed with the SEC by the Company, at the Company’s website, investors.vacasa.com, or at the SEC’s website, www.sec.gov. The Proxy Statement and other relevant documents may also be obtained for free from the Company by writing to Vacasa, Inc., 850 NW 13th Avenue, Portland, Oregon 97209, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the compensation of the directors and named executive officers of the Company is set forth in the “Director Compensation” and “Executive Compensation Matters” sections of the definitive proxy statement for the 2024 annual meeting of stockholders of the Company, which was filed with the SEC on April 8, 2024, commencing on pages 16 and 30, respectively, and information regarding the participants’ holdings of the Company’s securities is set forth in the “Security Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement, commencing on page 141. The Proxy Statement can be obtained free of charge from the sources indicated above. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed with the SEC.

Vacasa Contacts
Investor Relations Contact
ir@vacasa.com

Press Contact
pr@vacasa.com

OR

Longacre Square Contact
vacasa@longacresquare.com